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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 25, 2000, relating to the financial statements of Zoran Corporation, which appears in Zoran
Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.

PricewaterhouseCoopers LLP

San Jose, California
November 1, 2000